Finance costs (Tables)	12 Months Ended
Dec. 31, 2024
Borrowing costs [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	Year ended 31 December
	2024	2023	2022
	€ million	€ million	€ million
Interest income(A)	85	65	67
Interest expense on external debt(A)	(242)	(162)	(162)
Other finance costs(B)	(30)	(23)	(19)
Total finance costs, net	(187)	(120)	(114)
A.Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swaps and interest rate swaps income totalled €45 million, €47 million and €50 million in 2024, 2023 and 2022, respectively. Cross currency swaps and interest rate swaps expense totalled €77 million, €67 million and €31 million in 2024, 2023 and 2022, respectively. Refer to Note 14 for further details.
B.Other finance costs principally include amortisation of the discount on external debt and interest on leases.